THRIVENT VARIABLE LIFE ACCOUNT I

THRIVENT VARIABLE INSURANCE ACCOUNT A

TLIC VARIABLE INSURANCE ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT I

THRIVENT VARIABLE ANNUITY ACCOUNT II

THRIVENT VARIABLE ANNUITY ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT B

TLIC VARIABLE ANNUITY ACCOUNT A

Supplement to Prospectuses dated April 30, 2012

Please include this Supplement with your Prospectus

A Special Meeting of Contractholders of the Thrivent Partner International Stock Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Socially Responsible Bond Portfolio and Thrivent Partner Utilities Portfolio, each of which is a separate series of Thrivent Series Fund, Inc. (the “Fund”), was held on July 13, 2012, and the Contractholders of each voted in favor of merging the Portfolios listed below effective July 27, 2012.

From Fund Portfolio		Into Fund Portfolio

Thrivent Partner International Stock Portfolio	g	Thrivent Partner Worldwide Allocation Portfolio

Thrivent Mid Cap Growth Portfolio II	g	Thrivent Mid Cap Growth Portfolio

Thrivent Large Cap Growth Portfolio II	g	Thrivent Large Cap Growth Portfolio

Thrivent Partner Socially Responsible Bond Portfolio	g	Thrivent Income Portfolio

Thrivent Partner Utilities Portfolio	g	Thrivent Diversified Income Plus Portfolio

As described in the prospectuses for Contracts offered by the Variable Accounts listed above, we allocate premiums based on your designation to one or more Subaccounts of the Variable Account associated with your Contract. The assets of each Subaccount are invested in a corresponding Portfolio of the Fund. At the close of business on July 27, 2012, the portion of any purchase payment or other transaction allocated to a Subaccount that invests in the Thrivent Partner International Stock Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Socially Responsible Bond Portfolio and Thrivent Partner Utilities Portfolio will be automatically reallocated to the corresponding Subaccount that invests in the applicable Portfolio. As a result of these mergers, the shares of each of the above Portfolio’s that fund benefits under your variable contract or retirement plan automatically will be exchanged for an equal dollar value of shares of the corresponding Portfolio.

Effective July 27, 2012, the name of Thrivent Partner Natural Resources Portfolio of the Fund has changed to become “Thrivent Natural Resources Portfolio” (the “Portfolio”). Correspondingly, the Subaccount that invests in the Portfolio has changed its name to “Thrivent Natural Resources Subaccount.” All references to Thrivent Partner Natural Resources Portfolio or Thrivent Partner Natural Resources Subaccount are replaced by the new names.

Effective July 27, 2012, the name of Thrivent Partner Emerging Markets Portfolio of the Fund has changed to become “Thrivent Partner Emerging Markets Equity Portfolio” (the “Portfolio”). Correspondingly, the Subaccount that invests in the Portfolio has changed its name to “Thrivent Partner Emerging Markets Equity Subaccount.” All references to Thrivent Partner Emerging Markets Portfolio or Thrivent Partner Emerging Markets Subaccount are replaced by the new names.

Also effective July 27, 2012, the prospectuses for Contracts offered by the Variable Accounts listed above are amended to reflect the hiring of DuPont Capital Management Corporation as a subadviser for Thrivent Partner Worldwide Allocation Portfolio. The supplement to the prospectus for the Fund dated July 27, 2012 describes further information about DuPont Capital Management Corporation.

The date of this Supplement is July 17, 2012

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Toll-Free Telephone Number

800-847-4836

27513